United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

STERLING BANCORP

(Exact name of registrant as specified in its charter)

New York	No. 1-5273-1	No. 13-2565216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 757-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Effective October 31, 2013, new Sterling Bancorp (previously, Provident New York Bancorp, “New Sterling”) completed its previously announced merger (the “Merger”) with Sterling Bancorp (the “Company”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 3, 2013 between New Sterling and the Company.  At closing, the Company merged with and into New Sterling, with New Sterling surviving the merger as the surviving corporation.  Pursuant to the Merger Agreement, holders of Company common stock have a right to receive 1.2625 shares of common stock of New Sterling, par value $0.01 per share (the “New Sterling Common Stock”) for each share of Company common stock held immediately prior to the effective time of the Merger, with cash to be paid in lieu of fractional shares.  Each option granted by the Company to purchase shares of the Company’s common stock was converted into an option to purchase New Sterling Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), subject to adjustment of the exercise price and the number of shares of Company Common Stock issuable upon exercise of such option based on the 1.2625 exchange ratio.

Immediately following the Merger, Provident Bank, a federal savings association and a wholly-owned subsidiary of New Sterling, converted into a national bank and the Company’s wholly-owned subsidiary, Sterling National Bank, merged (the “Bank Merger”) with and into Provident Bank, with Provident Bank as the surviving entity.  In connection with the Bank Merger, Provident Bank changed its name to “Sterling National Bank”.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Merger, pursuant to a First Supplemental Indenture (the “Supplemental Indenture”), dated as of October 31, 2013, among the Company, New Sterling and The Bank of New York Mellon, New Sterling assumed the performance of the covenants to be performed by the Company under the Junior Subordinated Indenture (the “Indenture”), dated as of February 27, 2002, between the Company and the Bank of New York, as Trustee, relating to debt securities issued by the Company, and the due and punctual payment of the principal of, and premium, if any, and interest on the $25.8 million of 8.375% junior subordinated debt securities issued under the Indenture.

In addition, pursuant to an Assumption of Guarantee Agreement (the “Assumption Agreement”), dated as of October 31, 2013, between the Company and New Sterling, New Sterling assumed all of the Company’s rights, duties and obligations in and arising under the Guarantee Agreement, dated as of February 27, 2002, between the Company and the Bank of New York relating to the Company’s guarantee of the due and punctual payment of principal and interest on the 8.375% Cumulative Trust Preferred Securities issued by Sterling Bancorp Trust I, a statutory business trust created under the laws of Delaware (the “Issuer Trust”).  The sole assets of the Issuer Trust are the 8.375% junior subordinated debt securities issued under the Indenture.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture and the Assumption Agreement, which are incorporated herein by reference as Exhibits 4.1 and 4.2.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading in shares of common stock of the Company on the New York Stock Exchange has been halted. As a consequence of the Merger, on October 31, 2013 the Company requested that a Form 25 be filed with the SEC, to request the removal of the common stock of the Company from listing and registration on the New York Stock Exchange and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Company’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  The disclosure set forth in the Introductory Note above is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note above and in Item 1.01 and Item 3.01 is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The information contained in the Introductory Note above is incorporated herein by reference.

Item 8.01  Other Events.

A copy of the New Sterling press release dated November 1, 2013 announcing the closing of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)              Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of April 3, 2013, between the Company and New Sterling (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 9, 2013, and incorporated herein by reference).

4.1

First Supplemental Indenture, dated as of October 31, 2013, among the Company, New Sterling and The Bank of New York Mellon (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K filed by New Sterling (Commission File Number 001-35385) on November 1, 2013).

4.2

Assumption of Guarantee Agreement, dated as of October 31, 2013, between Provident New York Bancorp and Sterling Bancorp (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K filed by New Sterling (Commission File Number 001-35385) on November 1, 2013).

99.1	Press Release, dated November 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING BANCORP

(as successor to Sterling Bancorp)
Date: November 1, 2013

	By:	/s/ Luis Massiani
	Name:	Luis Massiani
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of April 3, 2013, between the Company and New Sterling (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 9, 2013, and incorporated herein by reference).

4.1

First Supplemental Indenture, dated as of October 31, 2013, among the Company, New Sterling and The Bank of New York Mellon (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K filed by New Sterling (Commission File Number 001-35385) on November 1, 2013).

4.2

Assumption of Guarantee Agreement, dated as of October 31, 2013, between Provident New York Bancorp and Sterling Bancorp (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K filed by New Sterling (Commission File Number 001-35385) on November 1, 2013).

99.1	Press Release, dated November 1, 2013.